UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2007

DELUXE CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-7945	41-0216800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3680 Victoria St. North, Shoreview, Minnesota	55126-2966
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 483-7111

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 19, 2007, the Board of Directors of Deluxe Corporation (the “Company”) elected Ronald C. Baldwin, Don J. McGrath and Neil Metviner as new directors, effective July 1, 2007. The current term for all members of the Board, including these newly-elected directors, expires at the 2008 annual meeting of the Company’s shareholders. It has not yet been determined on which Board committees these new directors will serve.

Mr. Baldwin is the former Vice Chairman, Regional Banking, of Huntington Bancshares Incorporated. Mr. McGrath is Chairman and Chief Executive Officer of Bank of the West, and President and Chief Executive Officer of its parent, BancWest Corporation. Mr. Metviner is an Executive Vice President of Pitney Bowes, Inc., and President of Pitney Bowes Direct. There were no arrangements or understandings between any of these new directors and any other persons pursuant to which any of these gentlemen were selected as directors. Each of the newly-elected directors will receive compensation similar to that received by the Company’s other non-employee directors, which is described in the Company’s proxy statement filed with the Securities and Exchange Commission on March 15, 2007, and is incorporated herein by reference.

The Company is not a participant in any existing or contemplated transaction or series of transactions in which any of these new directors had or will have a material interest. Certain of the Company’s businesses have, in the ordinary course of business, purchased various products and services offered by Pitney Bowes and its affiliates (where, as indicated above, Mr. Metviner is an executive officer), but such purchases are well within the director independence standards established by the Company and the New York Stock Exchange, and otherwise have been determined by the Board not to be material.

A copy of the Company’s press release announcing the election of Messrs. Baldwin, McGrath and Metviner is attached as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated June 21, 2007, of Deluxe Corporation announcing the election of Messrs. Baldwin, McGrath and Metviner to the Company’s Board of Directors.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2007

DELUXE CORPORATION
/s/ Anthony C. Scarfone

Anthony C. Scarfone Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibits

99.1	Press Release, dated June 21, 2007, of Deluxe Corporation announcing the election of Messrs. Baldwin, McGrath and Metviner to the Company’s Board of Directors